J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Equity Focus ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 6, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Felise L. Agranoff*	2023	Managing Director
Jonathan K.L. Simon*†	2023	Managing Director
Jack Caffrey	2024	Managing Director
Eric Ghernati	2024	Executive Director
*	Mr. Simon and Ms. Agranoff also were the predecessor fund’s portfolio managers since 2011 and 2022, respectively.
†	Mr. Simon has announced his retirement from the adviser in early 2025. Mr. Simon will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement, Ms. Agranoff and Messrs. Caffrey and Ghernati will continue to be responsible for the management of the Fund.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers – Equity Focus ETF” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Equity Focus ETF

The portfolio management team is led by Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, Jonathan K.L. Simon, Managing Director of JPMIM, Jack Caffrey, Managing Director of JPMIM and a CFA charterholder, and Eric Ghernati, Executive Director of JPMIM. Ms. Agranoff and Mr. Ghernati are primarily responsible for the Fund’s growth investments, while Messrs. Simon and Caffery are primarily responsible for the Fund’s value investments.

Ms. Agranoff is a portfolio manager and shares authority in the day-to-day management of the Fund. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and has been a research analyst in the firm’s U.S. Equity Group since 2004. Mr. Simon is the lead portfolio manager on the Fund’s value investments and is a senior member of the U.S. Equity Value portfolio management team. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Mr. Caffrey is a co-portfolio manager on the Fund’s value investments and shares authority in the day-to-day management of the Fund. An employee since 2002, Mr. Caffrey has been a portfolio manager for JPMIM or its affiliates since 2010 and was a Private Bank Equity Strategist prior to that time. An employee since 2020, Mr. Ghernati is a research analyst responsible for the technology sector for the J.P. Morgan Mid Cap Growth and J.P. Morgan Small Cap Growth Strategies and is co-portfolio manager of the J.P. Morgan U.S. Technology Strategy. Prior to joining the firm, Mr. Ghernati spent six years as a buy side analyst for Lord, Abbett & Co., where he covered the technology sector for the growth, value and core strategies.

Mr. Simon and Ms. Agranoff also were the predecessor fund’s portfolio managers since 2011 and 2022, respectively.

Mr. Simon will retire from JPMIM effective early 2025. Until his retirement, Mr. Simon will continue to serve on the portfolio management team of the Fund, and upon his retirement, Ms. Agranoff and Messrs. Caffrey and Ghernati will continue to be responsible for the management of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-CONVEQETF-824